Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

QUALITY AGREEMENT

for the Manufacture of an application system
pre-filled with abaloparatide in a solution,

by and between

RADIUS HEALTH, INC.

and

VETTER PHARMA-FERTIGUNG GMBH & CO. KG

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

TABLE OF CONTENTS

ARTICLES

ARTICLE 7:    DOCUMENTATION, SAMPLING AND RECORDS..………….…..    5
ARTICLE 8:    RELEASE AND SHIPMENT................................................................    5
ARTICLE 9:    INSPECTION AND REGULATORY CONTACTS.............................    6
ARTICLE 10:    CHANGE CONTROL…………………………………………………    7
ARTICLE 11:    DEVIATIONS…………………………………………………………    9
ARTICLE 12:    RE-QUALIFICATION……………………………..............................    9
ARTICLE 13:    COMPLAINTS…………………………………………………….…..    9

APPENDICES

APPENDIX 0:    HISTORY OF APPENDICES
APPENDIX 1:    PRODUCT
APPENDIX 2:    SPECIFICATIONS
APPENDIX 3:    RECORDS REQUIRED BY RADIUS
APPENDIX 4:    CONTACT PERSONS (2/2)

APPENDIX 5:    DELINEATION OF RESPONSIBILITIES (6/6)THIS QUALITY AGREEMENT, made and entered into (this “QA”), by and between Radius Health, Inc., a company duly organized and

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

existing under the laws of Delaware and having its principal place of business at 950 Winter Street, Waltham, Massachussetts 02451, United States of America (“Radius”), and Vetter Pharma‑Fertigung GmbH & Co. KG, a company duly organized and existing under the laws of Germany, having its principal place of business at Schützenstraße 87, 88212 Ravensburg, Germany (“Vetter Pharma”), with Radius and Vetter Pharma also individually referred to as a “Party” and collectively as the “Parties”,

WITNESSETH:

WHEREAS, Radius and Vetter Pharma’s Affiliate, Vetter Pharma International GmbH, a German corporation with an office at Eywiesenstraße 5, 88212 Ravensburg, Germany (“Vetter”), will enter into a Commercial Supply Agreement to be effective as of the Effective Date, upon execution by Radius and Vetter (as may be amended from time to time, the “Supply Agreement”), pursuant to which Vetter shall (by itself or through Vetter Pharma) perform certain Manufacturing Services (as defined therein) (the “Services”); and

WHEREAS, certain Services, which have been subcontracted by Vetter to Vetter Pharma that uses the Facility, will be subject to this QA;

WHEREAS, this QA (i) outlines the respective technical and pharmaceutical responsibilities of Radius and Vetter Pharma with respect to the Manufacture and quality of the Product; (ii) shall be effective, as its integral part, contemporaneously with the term, and all of its terms and conditions shall be subject to the provisions, of the Supply Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements above and hereinafter set forth, and subject to the terms and conditions of this QA, Radius and Vetter Pharma agree as follows:

ARTICLE 1: DEFINITIONS

For purposes of this QA, and all amendments hereto, capitalized terms used herein and not defined below shall have the meaning set forth in the Supply Agreement, and the following capitalized terms, whether used in the singular or plural, shall have the same and uniform meanings as below defined and specified:

(1)	“Appendix” shall mean an appendix attached to this QA.

(2)	“Complaint” shall mean a complaint received from a user, customer or any Authority regarding the Product.

(3)
“Deviation” shall mean, after final assessment of Vetter Pharma, any deviation which was planned to occur and/or that did occur during the Manufacture of the Product which (i) has not affected (“Minor Deviation”); (ii) may impact (“Major Deviation”); or (iii) impacts (“Critical Deviation”) the quality of the Product, as set forth in more detail in Article 11 of this QA.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

(4)	“Facility” shall mean the warehouse and/or the manufacturing facilities of Vetter Pharma, used for the Manufacture and located in or near Ravensburg or Langenargen, Germany.

(5)	“Product” shall mean the Cartridge, the Pen and/or the Finished Product, as the context requires.

(6)	“QA” shall mean this quality agreement and its Appendices.

(7)	“QP” or “Qualified Person”, and “Vetter QP” and “Radius QP”, shall have the respective meanings as set forth in Article 8.

(8)	“Recall” shall mean actions taken by Radius to remove the Product from the market.

(9)	“Records” shall mean records supporting the documentation listed in Appendix 3 and all other Services performed hereunder.

(10)
“Regulatory Approvals” shall mean any and all approvals, consents, clearances, permissions and registrations to be obtained from the applicable Authority, and maintained, by Radius, for Vetter Pharma to Manufacture, and for use by Radius for commercial purposes, including use in clinical trials, or import, export, distribution, marketing, promoting or selling the Product.

ARTICLE 2: TECHNICAL AND PHARMACEUTICAL RESPONSIBILITIES

The technical and pharmaceutical responsibilities, of each Radius and Vetter Pharma, respectively, with respect to the quality of the Product are as listed and set forth in Appendix 5. Radius and Vetter Pharma shall each, respectively, appoint contact persons, as listed in Appendix 4, for Manufacture and Product quality related matters. Radius shall be responsible for the Regulatory Approvals whereas Vetter Pharma shall have obtained and maintained the manufacturing authorization with respect to the Facility.

ARTICLE 3: MATERIALS

(1)
Radius shall provide the Radius Materials to the Facility, together with any available manufacturers’ quality certificates, other data, documentation and/or information as may be required by law, any applicable Authority or as Vetter Pharma may reasonably request. Radius shall perform risk assessments for the Radius Materials, and Vetter shall perform risk assessments for the Vetter Materials, respectively, per the EU GMP Guidelines on the formalised risk assessment for ascertaining the appropriate Good Manufacturing Practice for excipients of medicinal products for human use, according to Appendix 5. With respect to the Radius Materials, Vetter Pharma shall have performed, at the Facility, an incoming inspection in accordance with the Specifications.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

(2)
As required by cGMP, Radius must audit the API manufacturing site, on a routine basis, to verify compliance with EU GMP Part II or ICH Q7; provided, however, Radius shall involve Vetter Pharma in the planning of such audits, the findings and the CAPAs, and Radius shall provide a copy of the audit report to Vetter Pharma (as well as a related GMP certificate for Vetter Pharma to be able to present to any Authority, as required).

(3)
Vetter Pharma shall provide the Vetter Materials, as well as all labour, materials and equipment (other than Radius Equipment) necessary to perform the Manufacture. The Vetter Materials shall be sampled in accordance with the SOPs, and inspected and tested in accordance with the Specifications, it being agreed that such testing shall be performed in accordance with validated test methods on qualified and calibrated equipment if such testing should be required. Upon completion of the inspection and testing and release by Vetter Pharma, such Vetter Materials may be used for the Manufacture. Any additional inspection or testing shall be subject to the prior written agreement by and between the Parties.

(4)
The Radius Materials and the Vetter Materials, and the processes associated with Manufacturing of the Product, shall be evaluated by Vetter Pharma in accordance with Appendix 5, to prevent cross contamination and to ensure compliance with TSE (transmissible spongiform encephalopathy) regulatory guidance (Note for guidance on minimizing the risk of transmitting animal spongiform encephalopathy agents via human and veterinary medicinal products (EMA/410/01 current version)). New products or materials that are introduced into the Facility will be evaluated by Vetter Pharma in accordance with Article 10 below. On the basis of pharmacological and/or toxicological data of each new product introduced to the Facility, health based exposure limits shall be calculated, as required under the applicable EU GMP guidelines and Directives, and an evaluation and specification of measures for the manufacturing of the new product shall be performed. New products and materials introduced into the Facility will be processed and stored in compliance with SOPs, and cGMP. Vetter Pharma shall submit a change request for review and/or approval by Radius in accordance with Article 10 below, if any new product or material, which is outside of the matrix of existing products, will be introduced into the Facility, and if the equipment used for the manufacturing or processing of the new product or material will also be used for the Manufacturing or processing of the Product. Vetter Pharma does not manufacture beta-lactams, cephalosporins, cytotoxic compounds, pesticides and herbicides. For all new products introduced to the Facility, a risk assessment shall be performed on the basis of their pharmacological and/or toxicological properties, and suitable measures (e.g. containment) for the manufacturing of the new products shall be specified.

ARTICLE 4: INFORMATION AND SPECIFICATIONS

(1)
Radius shall keep Vetter Pharma informed of any Product-related requirements of the FDA and/or EMA (other than generally applicable requirements of cGMP), and/or any legislation, rules and regulations as well as practices of any Authority other than the FDA and/or EMA, including any changes in any of the foregoing requirements, including those pertaining to Radius Materials, which may reasonably be expected to affect the Product and/or the Services. Radius shall specifically inform Vetter Pharma of the effect of any such r

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

equirements or changes, including as anticipated by Radius, and the Parties shall discuss any related changes to the Services that may be required, which changes shall be subject to Section 4(3) of this QA. Radius shall provide information relevant to the performance of the Services, including manufacturing and handling specifications of Radius, testing procedures and other technical information concerning the Manufacture of the Product, and the handling and processing of the Vetter Materials and the Radius Materials.

(2)
Radius and Vetter Pharma shall mutually agree upon the Specifications, written documentation of which shall be referred to in Appendix 2 and be signed by duly authorized representatives, respectively, of Radius and Vetter Pharma. Radius shall ensure that the Specifications comply with the Regulatory Approvals and that the Product complies with Applicable Laws.

(3)
Changes to the Specifications requested by Vetter Pharma or Radius shall be subject to the change control procedures set forth in this QA and in the SOPs. Any changes to the Specifications shall be approved by Radius and Vetter Pharma in writing prior to implementation.

ARTICLE 5: SERVICES, SHELF-LIFE AND SPECIAL REQUESTS, STORAGE

(1)
Vetter Pharma agrees to Manufacture the Product in accordance with the Standard, including as described in Appendix 5. Radius shall provide Product-specific technical support as required. Radius may, subject to the Regulatory Approvals, use the Product in clinical trials or for commercial purposes (including trade or samples); provided, however, such Product conforms to the Specifications, cGMP and the other requirements as set forth in this QA, including as in the preceding sentence.

(2)
Radius shall provide Vetter Pharma with the information necessary to identify or determine the shelf-life and expiry date applicable to each Batch which information shall be set forth or referred to in Appendix 2.

(3)
Any special request of Radius for re-packaging, re-labeling, or similar services, in respect of the Product shall be accepted by Vetter Pharma in writing, subject to prior agreement by and between the Parties clarifying the technical conditions and related issues.

(4)	Each Party shall store and transport the Radius Materials, the Vetter Materials, the Product and samples of any thereof, as set forth in the Specifications.

ARTICLE 6: INSPECTION AND TESTING OF THE PRODUCT

Prior to delivery of the Product to Radius, the Product shall be inspected, tested and released by Vetter Pharma and Radius, respectively, as indicated in the Specifications. Radius shall have the right to inspect all deliveries of Products, including samples and documentation provided, upon receipt by Radius. Radius may at any time perform any additional testing required to investigate Product quality, Complaints or as requested or required by any

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Authority; provided, however, that, prior thereto, Radius shall inform Vetter Pharma of any such additional testing or requirements and shall [*] provide Vetter Pharma with a copy of the results of any such testing. Radius expressly agrees not to undertake, except as set forth in the preceding sentence, any additional sterility testsand [*].

ARTICLE 7: DOCUMENTATION, SAMPLING AND RECORDS

(1)
For each Batch of the Product, Vetter Pharma shall provide Radius with electronic copies of the documentation as set forth in Appendix 3. Upon prior written request, Vetter Pharma shall provide Radius with copies, preferably in the form of electronic documents, of the underlying Records supporting the documentation listed in Appendix 3. Vetter Pharma shall provide English translations of German documents at Radius’ request. These supporting documents shall also be made available for review by Radius or any Authority, during normal business hours, at the Facility.

(2)
Vetter Pharma shall take and keep reference samples from each Batch of Cartridges (filled and visually inspected) as set forth in the separately and mutually agreed sampling plan, all in accordance with the Specifications. Such reference samples are kept for each Batch of Cartridges, for at least [*] past the expiration date of the Product, and in quantity allowing for at least two (2) complete re-analyses of the Product. Vetter Pharma shall take and keep reference and retention samples from each Batch of Finished Product as required by cGMP. Such retention samples are kept for each Batch of Finished Product, for at least [*] past the expiration date of the Finished Product and in quantity allowing for at least two (2) complete re-analyses of the Finished Product.

(3)
Vetter Pharma shall have the right, but not the obligation, to take and keep samples from each Batch of the Product (for example for investigation, request from Authorities, etc). If Vetter Pharma should decide to take such samples, Vetter Pharma shall inform Radius thereof in writing.

(4)
Vetter Pharma shall maintain the Records for at least [*] unless a longer retention period is required by Applicable Law. Vetter Pharma shall notify Radius at least [*] calendar days prior to any destruction of such records listed in Appendix 3. Radius may request in writing, within [*] calendar days after receipt of such notification from Vetter Pharma, that the records shall be sent to Radius. If Vetter Pharma does not receive any such written request within such time period, after confirmed receipt at Radius, such records may be destroyed.

ARTICLE 8: RELEASE AND SHIPMENT

(1)
A qualified person (“Qualified Person”, or “QP”) of Vetter Pharma shall, in accordance with EU GMP Volume 4 Annex 16, confirm that the Batch of the Product has been Manufactured in accordance with cGMP and the Specifications, in accordance with SOPs, that is subject to audit by Radius. Such QP (also, “Vetter QP”) shall issue a Certificate of Conformity in accordance with the latest version of Appendix 1 of Annex 16, and shall make sure that the Product is Released, to Radius.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

(2)
Then Radius shall review the Records listed in Appendix 3 that are pertinent to the Product and any other records relevant to the Product that Radius shall require to complete its review, and Radius shall perform the final certification and release of the Product for the purposes intended by Radius. No Product shall be Released until all testing required by the Specifications has been successfully performed.

(3)
If required by cGMP, the QP of Radius (also, “Radius QP”) shall certify Batches, after review of the Records and any other documentation, and Release confirmation by the Vetter QP. Shipment ([*] )of Product intended for markets requiring release by a QP shall occur after certification has been provided by the Radius QP. Shipment ([*])of Product prior to certification by the Radius QP may be performed for individual Batches on an exceptional basis, in accordance with a protocol, or SOPs, that is approved by both the Vetter QP and the Radius QP.

(4)	Shipment ([*])of the Product, and/or samples thereof, from the Facility by Radius, shall be in accordance with the Supply Agreement.

ARTICLE 9: INSPECTION AND REGULATORY CONTACTS

(1)
Radius shall have the right to conduct inspections of such areas of the Facility used for the Manufacture, upon reasonable written notice and during normal business hours, [*], which inspection shall not exceed the duration of [*] business days, except in the event of any critical concern with respect of the quality of the Product. All audit teams of Radius, each member of which shall explicitly be bound in writing by confidentiality obligations at least as restrictive as those agreed in the Supply Agreement, shall at all times be accompanied by members of the Facility personnel and not be divided into more than[*].

(2)
Vetter Pharma shall permit Radius (or its agents, subject to the obligations of Section 9(1) of this QA), to the extent not prohibited by Applicable Law, to be present and participate in any pre-approval inspection by any Authority of the Facility or the Manufacturing Process, to the extent any such inspection relates to the Product (and is not a general cGMP audit of the Facility, even if such general cGMP inspection also relates to the Product); provided, however, such presence shall be limited to presence in the inspection room during the initial discussion, daily wrap-up discussions and the final discussions. Vetter Pharma shall give as much advance notice as possible to Radius of any such pre-approval inspection.

(3)
Vetter Pharma shall provide Radius with a copy of any report or other written communication received from such Authority in connection with such visit or inspection, and any written communication received from any Authority relating to any product, the Facility or the Manufacturing Process to the extent any such communication relates to the Product (and is not generally related to cGMP, even if such communication generally related to cGMP inspection also relates to the Product but does not impact Product quality), within [*] business days after receipt. The Parties shall consult each other in an effort to arrive at a mutually acceptable answer to any such communication or request or procedure for taking other

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either Party to make a timely report of such matter to any Authority or take other action that it deems to be appropriate or required by Applicable Law. Vetter Pharma shall provide Radius with a copy of any final responses within [*] business days after submittal.

(4)
Radius shall not submit documents to any Authority with respect to the Services performed at the Facility without prior review by Vetter Pharma; provided, however, that if Vetter Pharma does not provide comments within [*] business days of receipt thereof from Radius, or within a longer, but reasonable period, requested in writing by Vetter Pharma within such initial [*] business day period, as may be reasonably required to evaluate facts as may be necessary to provide such comments, Radius may submit such documents. The Parties shall assist each other in responding to any questions or other requests from any Authority with respect to the Product or the Manufacture and shall provide reasonably required information or data within adequate timelines, but in no event later than requested by such Authority. Upon receipt of any such information, the Parties shall consult each other in an effort to arrive at a mutually acceptable answer to such question or request or procedure for taking other appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either Party to make a timely report of such matter to any Authority or take other action that it deems to be appropriate or required by Applicable Law. Each Party shall have the right to disclose any such information to an Authority to the extent reasonably required or requested by such Authority in connection with a filing, inspection or otherwise; provided, however, Radius agrees not to submit information, such as documents or data to any Authority with respect to[*], without prior review and written approval of Vetter Pharma, all to the maximum reasonable extent while in compliance with said legal requirement and the provisions of this QA.

ARTICLE 10: CHANGE CONTROL

(1)
Vetter Pharma shall use a documented system of procedures for the control of changes to the Vetter Materials, the Radius Materials, the Equipment, the Facility, the Manufacturing processes, the Specifications and/or to suppliers that could affect the Product. Any and all such changes that may affect or that do affect the Product quality or requiring submission to a Authority shall be reviewed and approved in writing by Radius and Vetter Pharma prior to implementation. Unless otherwise agreed in writing, Radius and Vetter Pharma shall, respectively, respond to the other Party on a change request within [*] business days. Vetter Pharma shall not unreasonably withhold its approval of changes requested by Radius; provided, however, Vetter Pharma may take into account such factors as capacity of the Facility, technical capability, production commitments and similar business factors. Radius shall not unreasonably withhold its approval of changes requested by Vetter Pharma; provided, however, Radius may take into account cGMP, prior commitments to Authorities, any applicable legislation, rules and regulations, implementation and compliance costs, submission requirements to Authorities and any other information that is pertinent to an objective assessment of the proposed change.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

(2)
Changes, to the Master Batch Record that may affect or that do affect the quality of the Product or the Specifications or requiring submission to a Authority, shall be translated into the English language, communicated to Radius in writing and shall require written approval of each of the Parties prior to implementation. All other changes to the Master Batch Record shall be communicated to Radius in writing at least [*] business days prior to the change being effective. If Radius objects to Vetter Pharma’s impact assessment, Radius will have [*] business days to respond in writing. A summary of changes made during the review period shall be made when providing the Annual Product Quality Review. The requirements of the change control process shall not apply to the following types of changes, because these are not relevant to GMP:

•	Correction of typing errors and grammar

•	Adaptation of page and line breaks

•	Adaptation of part designations and Master Batch Record page header regarding pharmaceutical non-relevant information, e.g. Radius product codes

•	Adaptation of layout without changes of position numbers

•
Amendments regarding information documented in the Batch record but not pre-defined in the Master Batch Record, e.g. existing definitions multiplied such as stamping fields to document the sterilization

•	Replacement of alphanumeric SOPs’ numbers with the current five-digit SOPs’ numbers

(3)
Vetter Pharma shall have no obligation to follow the foregoing change control procedures in the event that the Product is not Manufactured at the Facility for more than[*]. If the Product is not Manufactured for more than[*], the Manufactring process will be re-evaluated according to SOPs, and the updated Specifications shall be approved by the Radius QP prior to any subsequent Manufacture. Any dispute regarding a change shall be settled in accordance with the Supply Agreement.

ARTICLE 11: DEVIATIONS

All Deviations shall be investigated and documented by Vetter Pharma. The documentation shall be retained as part of the Batch documentation for the Batch affected. In the event of a planned Deviation, Vetter Pharma shall obtain Radius’s approval prior to execution except if written advice of Radius is already available. For all Major Deviations and Critical Deviations, a complete and approved investigation report shall be sent to Radius upon completion of the investigation, within timing defined in the SOPs. Vetter Pharma and Radius shall separately agree on a process to facilitate agreement between the Parties on the investigation, the conclusion of the investigation and any corrective or preventive action required. If a Deviation should occur or becomes necessary which, after investigation by Vetter Pharma, will likely be categorized or recategorized as a Critical Deviation, Vetter Pharma shall notify Radius within [*] business day from the time of discoveryof or categorization as a Critical Deviation. Within [*] business days for Major Deviations and within [*] business days for Critical Deviations, from the time of discovery of such Deviation, Vetter Pharma shall provide Radius with a written report setting forth preliminary

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

information on such Deviation. Radius shall review such preliminary information. Radius will notify Vetter within [*] business days of receipt of any topics which should be covered by the investigation. Upon the occurrence of a Major Deviation or Critical Deviation, Radius shall have the final responsibility to determine the significance of the impact of said Deviation on the Product, including the further disposition of the affected Product. Any rework or reprocessing of the Product must be approved by Radius prior to the start thereof. Radius shall not use any Product in humans in the event that Vetter Pharma has given the status “rejected” to such Product. Vetter Pharma shall only dispose of any Product as confirmed by Radius in writing.

ARTICLE 12: RE-QUALIFICATION

(1)
Solely with respect to any Product-related re-qualification of processes, packaging, analytical methods, cleaning and equipment, Radius and Vetter Pharma shall mutually agree upon a documented re-qualification process to achieve compliance with cGMP and the responsibilities set forth in Appendix 5. Radius shall review and approve such documentation within [*] business days of any written request to do so. The respective documentation will be provided by Vetter Pharma to Radius in English.

(2)
The suppliers of Vetter Materials shall at appropriate intervals be re-qualified by Vetter Pharma as required by cGMP. Such re-qualification shall be performed in accordance with the applicable methods listed in the Specifications, and shall include a full testing of the Vetter Materials by an external laboratory or other qualified third party. Upon request by Radius, Vetter Pharma shall provide results of such re-qualification. Changes in the approval status of the suppliers shall be provided by Vetter Pharma to Radius.

ARTICLE 13: COMPLAINTS

Radius shall have sole authority for responding to all (post-marketing) issues and inquires with respect to the Product in the market, including adverse events and Complaints. Radius shall provide Vetter Pharma with information concerning and, if available, samples of Product giving rise to, any Complaint relating to and/or affecting the Product quality that indicate that the cause could have reasonably been a result of the Manufacture at the Facility. Radius shall, in periodic intervals, but at least[*], provide Vetter Pharma with adequate Complaint trending data, including an analysis of all Complaints received whether or not related to the Manufacture at the Facility. If a Complaint could have been reasonably caused by the Manufacture at the Facility, Radius shall request in writing and arrange for the investigation of such Complaint by Vetter Pharma. Upon any such request, Vetter Pharma shall investigate any Complaint relating to and/or affecting the Product quality as required by Radius, and shall provide a written report on the results of such investigation within [*] business days. If such an investigation should exceed such period, Vetter Pharma shall notify Radius thereof. Vetter Pharma shall notify Radius within [*] business days if the results of an investigation relating to any other products manufactured at the Facility may, in accordance with and subject to Vetter Pharma’s reasonable assessment, adversely impact the quality of the Product, it being agreed that such notification is subject to compliance with confidentiality agreements

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

entered into with other companies or customers. In the event that confidentiality agreements regarding other products prevent Vetter Pharma from providing certain documentation or detail, redacted copies of documentation or a summary of the results with respect to the quality impact on the Batch of the Product shall be provided to Radius.

ARTICLE 14: RECALLS

If any issues should be discovered and be identified as potentially requiring a Product Recall or the need for informing an Authority related to Product released to the market by Radius, the discovering Party shall notify the other Party promptly and in any event within [*] business days of identification of such issue. If a Party should become aware of any Product allegedly or proven to be the subject of a Recall, market withdrawal or correction in any country, such Party shall notify the other Party within [*] business days. Radius shall be responsible to initiate and conduct Recalls in which event Radius shall undertake any and all efforts to completely withdraw the Product subject to a Recall from the applicable markets and clinical studies. Vetter Pharma shall not initiate any Recall unless otherwise required by cGMP in which event Vetter Pharma shall notify Radius immediately. If Product should be subject to a Recall or a potential Recall as mutually anticipated by and between the Parties, Vetter Pharma shall assign the status “rejected” to any affected Product (or Pen, or Cartridge), Radius Materials and/or Vetter Materials then currently found at the Facility. If requested by Radius, Vetter Pharma shall promptly arrange for the performance of investigations and shall timely make respective investigation reports regarding the defect or cause available for regulatory reporting. All communications with the appropriate Authority shall be handled by Radius.

ARTICLE 15: STABILITY STUDIES

Vetter Pharma shall execute the stability program in accordance with the mutually agreed stability protocols, including protocol preparation, sampling, storage in stability chambers, testing, compilation of documentation and report preparation, all as provided in this QA. The stability protocol, changes to the stability protocol and the stability report must be approved by Radius. Radius shall be responsible for final data interpretation and providing stability information to any Authority. Any stability related procedures required during Manufacture shall be incorporated into the Specifications by mutual agreement by and between Radius and Vetter Pharma.

ARTICLE 16:    ANNUAL PRODUCT QUALITY REVIEW (APQR)

(1)
The Parties shall mutally agree on the reporting period for the APQR. Vetter Pharma shall provide the approved APQR report to Radius no later than [*] calender days following expiration of the preceding reporting period; provided, however, if changes to such report should be required, Vetter Pharma shall issue one updated version. Prior to issuance of the APQR report, Radius may request data or other information that will be referenced in the report.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

(2)	The layout and structure of the respective report shall be in accordance with the SOPs, including, but not limited to, the following categories of information to be evaluated and reported:

•	Summary of all Batches Manufactured during review period (including rejected, reworked, and reprocessed lots)

•
Summary of any changes pertaining to the Product and process including Master Batch Records, Product-related processing equipment, Manufacturing area, chemical and microbiological test methods, in-process controls, visual inspection, packaging materials, raw materials

•	Summary of Major Deviations and Critical Deviations investigations including corrective and preventive actions taken

•	Summary of the Continued Process Verification (CPV), which includes a review of critical in-process controls and Product results

•
A review of all Batches, Manufacture of which failed to meet the Standard, and their investigationQualification status of relevant major Product-related equipment and utilities information applicable during review period

•	Summary of stability studies results

•	Summary of quality-related complaints and recalls and the investigations then performed

•	A review of the provisions of this QA to ensure up-to-date status

•	Summary of visual inspection of reference samples

•
Statement that “All these data prove that the Manufacture of the Product is in compliance with the current Good Manufacturing Practices as described in Parts 210/211 of Title 21 of the Code of Federal regulations and in the EU-GMP-Guides”

ARTICLE 17: COMBINATION PRODUCT

(1)
Any Product intended by Radius to be registered, marketed, sold, used and/or shipped to the United States of America shall comply with the requirements regarding combination products, as referred to and set forth in the Code of Federal Regulations (also, “CFR”). As the sponsor, it is the responsibility of Radius to ensure any such overall compliance. Radius shall have all required documents, processes and systems in place required to ensure any such compliance.

(2)
Vetter Pharma shall support Radius in the efforts of Radius demonstrating Radius’ compliance with the Applicable Laws relating to combination products, by Vetter Pharma maintaining certain procedures and systems as applicable to the Manufacture, as set forth in Appendix 5. Radius shall, during its regular audits, review the suitability and effectiveness of such procedures and systems.

(3)	To enable Vetter Pharma to provide such assistance, Radius shall provide Vetter Pharma with all information required and/or reasonably requested by Vetter Pharma.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

(4)
In accordance with section 4.4(a) of 21 CFR Part 4, the quality requirements under the Code of Federal Regulations for co-packaged and single-entity combination products, which each of the Parties agrees is applicable to the Product, can be satisfied by Radius in one of two ways:

-
Under section 4.4(a)(1), a manufacturer can demonstrate compliance with each applicable regulation in its entirety (e.g., with all of the drug cGMPs and the QS regulation, for a drug-device combination product);

-
under section 4.4(a)(2), if the combination product is subject to the drug cGMPs and QS regulation, these two sets of requirements can be met by demonstrating compliance with (1) either the drug cGMPs or QS regulation; or (2) those provisions specified in section 4.4(b) from the other of these two sets of regulations.

(5)
It is hereby agreed by and between the Parties that the Product shall be Manufactured at the Facility of Vetter Pharma in accordance with the Standard, which includes the Specifications. Radius shall ensure that the Specifications are and shall be in accordance with the provisions of 21 CFR Part 4, section 4.4(a)(2) and therefore comply with cGMP and with the provisions of the QS regulation of 21 CFR Part 820 to the extent necessary to comply with subsection 4.4(b)(1) of 21 CFR Part 4.

ARTICLE 18: MISCELLANEOUS

This QA shall be effective, and remain in force and effect, for the term of the Supply Agreement; provided, however, that those obligations shall survive which, by their nature, shall survive the expiration or termination of this QA, such as ongoing regulatory requirements set forth in this QA, and including, for example, maintaining records and supporting Complaint investigations. Additionally, this QA will remain in effect until all Manufactured and Released Product has reached its expiration date, plus [*] additional[*]. Each of the Parties agrees to mutually review this QA every [*] at a minimum, to evaluate the need to amend or modify. Any Appendices may be amended from time to time separately from the Articles of this QA, whereafter Appendix 0 shall be updated. If an additional quality document should be requested for regulatory purposes only, such document shall not constitute an amendment to this QA and shall not affect the provisions hereunder except as otherwise expressly agreed by and between the Parties in writing. Upon prior written request, this QA may, in accordance with Applicable Law, be disclosed to any Authority. This QA is an integral part of the Supply Agreement, and shall exclusively be construed, interpreted and enforced in accordance with, and governed by, the laws of Switzerland, regardless of the laws which might govern under any conflict-of-law principles.

(Page remainder left blank intentionally, immediately followed by the signatures page.)

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

IN WITNESS WHEREOF, duly authorized representatives of each Party have executed this QA on the days and year at the places below written.

RADIUS HEALTH, INC.

Waltham, Massachussetts, dated this 20 day of July, 2016

(signed) /s/ Martie Griffin	(signed) /s/ Afshin Hosseiny

Name: Martie Griffin	Name: Dr. Afshin Hosseiny

Title: VP, Corporate Quality & Compliance	Title: Qualified Person

VETTER PHARMA-FERTIGUNG GMBH & CO. KG

Ravensburg, Germany, dated this 28 day of July, 2016

(signed) /s/ Gerhard Reuter	(signed) /s/ Oliver Kurz

Name: Dr. Gerhard Reuter	Name: Oliver Kurz

Title: Qualified Person	Title: Vice President Quality Assurance

(signed) /s/ Wolfgang Weikmann, 29 July 2016

Name: ~~Dr. Anne Kuhlmann~~ Wolfgang Weikmann
                -- Correction /s/ WW, 29 July 2016

Title: Sr. Vice President Quality ~~Control~~

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     0: HISTORY OF APPENDICES (Revision 01)

Revision Number of Appendix	Effective date	Reason for revision
Appendix 0 rev. 01	July 20, 2016	Revision of Appendix 5
Appendix 5 rev. 01	July 20, 2016	2nd ID testing results reporting

Approved: Radius July (month) 20 (day), 2016 (signed) /s/ Martie Griffin Name: Martie Griffin Title: VP, Corporate Quality & Compliance	Approved: Vetter Pharma July (month) 28 (day), 2016 (signed) /s/ Gerhard Reuter Name: Dr. Gerhard Reuter Title: Qualified Person

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     1: PRODUCT

The Product is either one (or all, as the context may require) of the following:

Cartridge: cartridge pre-filled with abaloparatide in a solution or with placebo solution

Pen: pen device components, delivered in sets of components to the Facility by Radius, and further assembled by Vetter Pharma (including loading by Vetter Pharma with a Cartridge, and adding the dosing mechanism, cartridge holder, and pen caps).

Finished Product: a Pen loaded with a Cartridge, in a labelled carton with all applicable country-specific labelling.

Approved: Radius July (month) 20 (day), 2016 (signed) /s/ Martie Griffin Name: Martie Griffin Title: VP, Corporate Quality & Compliance	Approved: Vetter Pharma July (month) 28 (day), 2016 (signed) /s/ Gerhard Reuter Name: Dr. Gerhard Reuter Title: Qualified Person

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     2: SPECIFICATIONS

Specifications, Vetter Pharma’s No.:

[*] (compounding, filling, visual inspection, pen assembly, secondary packaging including labeling)

Approved: Radius July (month) 20 (day), 2016 (signed) /s/ Martie Griffin Name: Martie Griffin Title: VP, Corporate Quality & Compliance	Approved: Vetter Pharma July (month) 28 (day), 2016 (signed) /s/ Gerhard Reuter Name: Dr. Gerhard Reuter Title: Qualified Person

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     3: RECORDS REQUIRED BY RADIUS

For the first [*] Batches Manufactured in accordance with the Standard, intended for human use by Radius and, thereafter, not less than once every [*] batch and not less than once every [*] months, or upon specific written request of Radius, the following documentation shall be required:

-	Declaration of conformity “For Human Use”

-	Analysis certificate regarding the Product analysis (transferred from change to commercial)

-	Deviation reports with Batch reference

-	List of all Minor Deviations, Major Deviations, and Critical Deviations, with Batch reference, in table format, and planned Deviations

-	Complete copy of the Manufacturing Records, including in-process-control Batch reports

After the first [*] Batches Manufactured in accordance with the Standard, intended for human use by Radius, only the following documentation shall be required, subject to the right of Radius to request, as above mentioned:

-	Declaration of conformity “For Human Use”

-	Analysis certificate regarding the Product analysis (transferred from change to commercial)

-	Deviation reports, with Batch reference

-	List of all Minor Deviations, Major Deviations, and Critical Deviations, with Batch reference in table format, and planned Deviations

-	Material parts list, for each stage of Manufacture

-	Yield calculation, for each stage of Manufacture

-	Records of the weighing system

-	In-process-control Batch reports

-	Overall reconciliation of visual inspection rejects by type and the AQL random-sample check of visual inspection

-	Cold-chain documentation for 2–8°C Products, if a specification of the total interruption time has been agreed upon in a separate written document and is available

Approved: Radius July (month) 20 (day), 2016 (signed) /s/ Martie Griffin Name: Martie Griffin Title: VP, Corporate Quality & Compliance	Approved: Vetter Pharma July (month) 28 (day), 2016 (signed) /s/ Gerhard Reuter Name: Dr. Gerhard Reuter Title: Qualified Person

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     4: CONTACT PERSONS (1/2)

	Vetter Group	Phone	E-Mail
		+49 (751) 3700-...	...@vetter-pharma.com
Batch Release	xxx	xxx	xxx
Batch Documentation	xxx	xxx	xxx
Quality Operations (Day to Day Business, including Deviations)	xxx	xxx	xxx
Manufacturing	xxx	xxx	xxx
Batch Allocation	xxx	xxx	xxx
Planning	xxx	xxx	xxx
Change Control	xxx	xxx	xxx
Product Complaints	Vetter complaints xxx	xxx	xxx
Product Recall	xxx	xxx	xxx
Supply Chain	xxx	xxx	xxx
Regulatory Affairs / Submission	xxx	xxx	xxx
Key Account Management	xxx	xxx	xxx
Stability	xxx	xxx	xxx

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     4: CONTACT PERSONS (2/2)

	Radius	Phone	E-Mail
…@radiuspharm.com
Batch Release	xxx xxx	xxx xxx	xxx xxx
Batch Documentation	xxx	xxx	xxx
Quality Operations (Day to Day Business, including Deviations)	xxx	xxx	xxx
Manufacturing	xxx	xxx	xxx
Batch Allocation	xxx	xxx	xxx
Planning	xxx	xxx	xxx
Change Control	xxx	xxx	xxx
Product Complaints	xxx xxx	xxx xxx	xxx xxx
Product Recall	xxx xxx	xxx xxx	xxx xxx
Supply Chain	xxx	xxx	xxx
Regulatory Affairs / Submission	xxx	xxx	xxx
Key Account Management	xxx	xxx	xxx
Stability	xxx	xxx	xxx

Radius Qualified Person:
xxx, xxx
Email: xxx
Phone: xxx
Mobile: xxx
Alternate contact information for xxx
xxx (Radius Deputy QP)
Email: xxx
Phone: xxx
Mobile: xxx

Radius confirms and covenants that xxx and xxx (i) entered into written agreement with Radius to act as the Radius QP, with the term qualified person as defined in Directive 2001/83/EC; (ii) are named as the Radius QP in the Manufacturing Importation Authorisation issued to Radius by the United Kingdom MHRA; and (iii) are therefore authorized to act for Radius as the Radius QP hereunder.

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Approved: Radius July (month) 20 (day), 2016 (signed) /s/ Martie Griffin Name: Martie Griffin Title: VP, Corporate Quality & Compliance	Approved: Vetter Pharma July (month) 28 (day), 2016 (signed) /s/ Gerhard Reuter Name: Dr. Gerhard Reuter Title: Qualified Person

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     5: DELINEATION OF RESPONSIBILITIES (1/6), Revison 01

RESPONSIBILITY ...	RADIUS	VETTER PHARMA
...FOR GENERAL
Final Compliance with cGMP, Regulatory Approvals and any other applicable good manufacturing practices, laws, regulations and regulatory practices applicable in the countries where Radius distributes and/or uses the Product
	[*]	[*]
Compliance with EU- and US-cGMP applicable to the Manufacture of the Product, and such other requirements of any Designated Country which Radius has provided to Vetter Pharma	[*]	[*]
...FOR DOCUMENTATION
Creation of Specifications according to Section 4(2)	[*]	[*]
Review and approval of Specifications	[*]	[*]
Review and acceptance of approved Specifications	[*]	[*]
Creation and approval of Master Batch Records	[*]	[*]
Review and approval of Master Batch Records	[*]	[*]
...FOR RADIUS MATERIALS
Specification of materials	[*]	[*]
Supplier qualification (auditing, technical agreements)	[*]	[*]
Risk assessment of Radius Materials	[*]	[*]
Selection of suppliers	[*]	[*]
Compliance with TSE regulatory guidance	[*]	[*]
Release testing of materials	[*]	[*]
Supply of released materials	[*]	[*]
Provision of CoC (if available) and CoA	[*]	[*]
Retention of Radius Material samples	[*]	[*]
Incoming inspection of Radius Materials in accordance with the Specifications	[*]	[*]
Handling and storage instructions for Radius Materials	[*]	[*]
Receive Radius Materials into Vetter Pharma’s inventory system	[*]	[*]
Store Radius Materials in the Facility in accordance with the Specifications	[*]	[*]

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     5: DELINEATION OF RESPONSIBILITIES (2/6) , Revison 01

...FOR VETTER MATERIALS
Specification of Vetter Materials	[*]	[*]
Supplier qualification (auditing, technical agreements)	[*]	[*]
Risk assessment of Vetter Materials	[*]	[*]
Proposal to Radius for choice of suppliers of Vetter Materials	[*]	[*]
Compliance with TSE regulatory guidance	[*]	[*]
Review, and acceptance, of proposed choice of suppliers of Vetter Materials	[*]	[*]
Release for Manufacture and release testing of Vetter Materials	[*]	[*]
Procurement of Vetter Materials	[*]	[*]
Retention of Vetter Materials’ samples	[*]	[*]
Establishment of acceptance criteria for Vetter Materials	[*]	[*]
Incoming inspection of Vetter Materials in accordance with the Specifications	[*]	[*]
Release of Vetter Materials for Manufacture, after incoming inspection	[*]	[*]
Receive Vetter Materials into Vetter Pharma’s inventory system	[*]	[*]
Store Vetter Materials at the Facility in accordance with SOPs and the Specifications	[*]	[*]

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     5: DELINEATION OF RESPONSIBILITIES (3/6) , Revison 01

RESPONSIBILITY ...	RADIUS	VETTER PHARMA
... FOR MANUFACTURING
Specifications	[*]	[*]
Manufacture Product in accordance with the Standard	[*]	[*]
Inspect and test in-process materials and bulk products in accordance with the Specifications	[*]	[*]
Provide testing and Manufacturing Records as set forth in Appendix 3	[*]	[*]
Take samples in accordance with the agreed sampling plan	[*]	[*]
Store Product at the Facility in accordance with the Specifications	[*]	[*]
Select and retain Cartridge reference samples, and Finished Product reference and retention samples, in accordance with the agreed sampling plan	[*]	[*]
... FOR TRANSPORTATION
Specifications for shipment (e.g. temperature control, carrier)	[*]	[*]
Evaluation and qualification of transport carriers	[*]	[*]
Selection/assignment of transport carriers	[*]	[*]
Evaluation and qualification of transport packaging	[*]	[*]
Specifications for packaging of Product for transportation	[*]	[*]
Evaluation and qualification of suppliers of transportation packaging materials	[*]	[*]
Selection of suppliers of transportation packaging materials	[*]	[*]
Procurement, purchasing and supply of transportation packaging materials	[*]	[*]
Packaging of Product in accordance with the Specifications for transportation packaging	[*]	[*]
Shipment of materials and Products between locations of the Facility	[*]	[*]
Shipping arrangements for Radius Materials to/from the Facility	[*]	[*]
Shipping arrangements for Products (or Cartridges or Pens) from the Facility	[*]	[*]
...FOR QUALIFICATION MAINTENANCE
Performance of media fill runs	[*]	[*]
Re-qualification of filling equipment and utilities in accordance with SOPs	[*]	[*]

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     5: DELINEATION OF RESPONSIBILITIES (4/6) , Revison 01

RESPONSIBILITY ...	RADIUS	VETTER PHARMA
...FOR QUALITY ASSURANCE
Ensure that management and executive responsibility at the Facility are well defined and documented in the quality system	[*]	[*]
Confirm, during Facility audits by Radius, that Vetter Pharma’s quality management system adequately defines and represents Vetter Pharma management and executive responsibilities	[*]	[*]
Document and approve risk assessment(s) to identify, evaluate and reduce risks associated with the Manufacturing of the Product (including cross contamination, TSE contamination)	[*]	[*]
Assign Batch numbers	[*]	[*]
Provide expiration date/shelf life and storage conditions	[*]	[*]
Retain records of testing and Manufacturing	[*]	[*]
Review all Batch records and analytical results for compliance	[*]	[*]
Prepare and provide documentation in accordance with Appendix 3	[*]	[*]
Contract laboratory test methods, contract laboratory test method qualification, receive contract laboratory test result (CoA), quality audit, technical agreement with contract laboratory	[*]	[*]
Shipment of samples to contract testing laboratory (as informed whereof by Radius)	[*]	[*]
Release of filled and visually inspected Cartridges, for assembly along with the Pens, and packaging thereafter	[*]	[*]
Release of assembeled Pens for labelling and packaging into shipping containers	[*]	[*]
Release of Finished Product to Radius	[*]	[*]
Checking of compliance of the Product with the Product license for specification and suitability of release documentation for Product	[*]	[*]
Approval (certification) and final release to distribution and for intended use in accordance with cGMP	[*]	[*]
Communicate approval (certification) and final release to Vetter and authorize shipment to (i.e. [*] by) Radius	[*]	[*]
Deviation reporting to Radius related to Manufacturing at Facility	[*]	[*]
Deviation reporting to Radius related to testing at Facility	[*]	[*]
Investigation of Deviations	[*]	[*]
Investigate Complaints	[*]	[*]
Investigate Complaints, in each case upon written request by Radius	[*]	[*]
Maintenance of change control	[*]	[*]
Conduct Recall	[*]	[*]

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     5: DELINEATION OF RESPONSIBILITIES (5/6) , Revison 01

RESPONSIBILITY ...	RADIUS	VETTER PHARMA
...FOR RELEASE TESTING AND STABILITY
Release testing of Product	[*]	[*]
Set-up of stability study protocol	[*]	[*]
First verification and approval of stability study protocol	[*]	[*]
Second verification and approval stability study protocol	[*]	[*]
Selection/designation of lots for stability testing	[*]	[*]
Stability testing of Product, storage of such Product	[*]	[*]
Reporting of stability test results to Radius	[*]	[*]
Review of stability data and updates for Product registration	[*]	[*]
...FOR COMBINATION PRODUCT
General and legal responsibility for combination product requirements in accordance with CFR, including, but not limited to, the use of the Product with any other medical products, components, devices (including the pen device), labels or otherwise
	[*]	[*]
Responsibilities of Management (§ 820.20 CFR), with executive responsibility at the Facility of Vetter Pharma, are well defined and documented in the quality system in effect at the Facility of Vetter Pharma where the Product is Manufactured. Radius shall review Vetter Pharma’s quality system during initial and periodic audits, to verify compliance with the management responsibility requirements
	[*]	[*]
Ensure compliance of the Product with the requirements of 21 CFR 820.30	[*]	[*]
Transfer the design, as referred to under 21 CFR 820.30, section (g), of the Pen (the combination device) to Vetter Pharma, to be in accordance with the Specifications	[*]	[*]
Document acceptance of such design transfer and incorporation into the Specifications	[*]	[*]
Provide to Vetter Pharma, and accept responsibility for, the technical and functional requirement specifications	[*]	[*]
Propose selective, specific design input requirements, based on the technical and functional requirement specifications	[*]	[*]
Review and approve Vetter Pharma-proposed design input requirements, if acceptable	[*]	[*]
Validate, and accept responsibility for, the design, as referred to under section 21 CFR 820.30, section (g), including assessment and verification that the design output meets the Radius design input (according to Radius’ design validation procedures)
	[*]	[*]
Upon request by Radius and in accordance with separate written agreement, perform testing of the design output to support Radius’ design verification	[*]	[*]
Approve, adopt and accept responsibility for, design changes, as referred to under 21 CFR 820.30, section (i)	[*]	[*]
Communicate any changes to the design to Vetter Pharma, via revision of the Specifications to be implemented via the change control provisions of this QA	[*]	[*]
Retain, and accept responsibility for, the design history file and the development plan, including as referred to under 21 CFR 820.30, section (j)	[*]	[*]

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2(a)

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

APPENDIX     5: DELINEATION OF RESPONSIBILITIES (6/6) , Revison 01

RESPONSIBILITY ...	RADIUS	VETTER PHARMA
...FOR COMBINATION PRODUCT (continued)
Ensure compliance with the requirements set forth in 21 CFR 820.50 (Purchasing Controls)	[*]	[*]
Compliance with the requirements set forth in 21 CFR 820.100 (Corrective and Preventive Action) with respect to the components and component sets	[*]	[*]
Compliance with the requirements set forth in 21 CFR 820.100 (Corrective and Preventive Action) with respect to the pen assembly process	[*]	[*]
Ensure that the pen assembly process is set forth in the Specifications and complies with 21 CFR 820	[*]	[*]
Assemble pen components in accordance with the Specifications	[*]	[*]

Approved: Radius July (month) 20 (day), 2016 (signed) /s/ Martie Griffin Name: Martie Griffin Title: VP, Corporate Quality & Compliance	Approved: Vetter Pharma July (month) 28 (day), 2016 (signed) /s/ Gerhard Reuter Name: Dr. Gerhard Reuter Title: Qualified Person

[*] Certain information,in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.